UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

On July 31, 2023, the Company entered into a binding term sheet (the “Term Sheet”) with Xinnovation Therapeutics Co., Ltd., a Company incorporated under the Law of People’s Republic of China (“Xinnovation”). The Term Sheet contemplates that, pursuant to definitive agreements, Xinnovation will be granted an exclusive license to develop, manufacture, market, and distribute ABV-1504 for Major Depressive Disorder (MDD) and ABV-1505 for Attention-Deficit/Hyperactivity Disorder, in the Chinese market and shall bear the costs for clinical trials and product registration in China; the Company shall receive an initial license fee and royalty payments ranging from 5% to 12% based on the projected annual net sales of the licensed drugs by Xinnovation in China (the “Licensing”).

If definitive agreements are not completed and executed by July 31, 2024 or the parties otherwise mutually agree, the Term Sheet shall terminate. There can be no guarantee that definitive agreements will be executed and the Licensing consummated on the terms contemplated by the Term Sheet, or at all.

The definitive agreements and the Licensing are conditional on the satisfaction of a number of conditions, including satisfactory completion of due diligence, finalization of the definitive agreements, regulatory approvals and the approval of those documents by the Company’s board of directors.

On August 1, 2023, the Company issued a press release announcing the entry into the Term Sheet. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing summary of the terms of the Term Sheet is subject to, and qualified in its entirety by, the complete Term Sheet, which is attached as an exhibit to this filing and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Term Sheet dated July 31, 2023
99.1	Press Release dated August 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

August 2, 2023	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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